SUPPLEMENT TO

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Balanced Portfolio

Prospectus dated January 31, 2007, as revised August 3, 2007

Date of Supplement: October 26, 2007

Under "Advisor, Subadvisors and Portfolio Managers -- CSIF Balanced" on page 78 of the Prospectus, delete the second sentence under the heading "Calvert Asset Management Company, Inc." and replace it with the following:

John P. Nichols, Calvert's Vice President, Equities, handles the allocation of assets and Portfolio Managers for CSIF Balanced.

Under "Advisor, Subadvisors and Portfolio Managers -- CSIF Balanced" on page 78 of the Prospectus, replace the first chart under the heading "Calvert Asset Management Company, Inc." with the following:

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team
John P. Nichols, CFA	Vice President, Equities, Calvert	Since 1980	Vice President, Equities, Calvert	Asset and Portfolio Manager Allocations for CSIF Balanced